Exhibits No. 20.1:

                        CIT Home Equity Loan Trust 2002-1
            Home Equity Loan Asset Backed Certificates, Series 2002-1
                          Master Servicer's Certificate

                                                          Due Period  10/31/2003
                                                  Determination Date  11/20/2003
                                                   Distribution Date  11/25/2003

I     Available in Certificate Account
      Principal collected on Mortgage Loans                                                                         20,834,163.50
      All Liquidation Proceeds with respect to Principal                                                               187,946.57
      Recoveries on previously Liquidated Mortgages with respect to Principal                                                0.00
      Principal portion of Purchase Price on Repurchased Mortgage Loans                                                      0.00
      Substitution Adjustment with respect to Principal                                                                      0.00
                                                                                                                    -------------

           Principal Distribution Amount                                                                            21,022,110.07

      Interest collected on Mortgage Loans                                                                           4,076,741.40
      Interest portion of Purchase Price on Repurchased Mortgage Loans                                                       0.00
      Recoveries on previously Liquidated Mortgages with respect to Interest                                               475.90
      Substitution Adjustment with respect to Interest                                                                       0.00
      Master Servicer Monthly Advances (net of Compensating Interest)                                                  615,442.79
      Reimbursement of previous months Servicer Advances                                                              (782,894.78)
      Compensating Interest                                                                                              4,808.50
      Investment Earnings on Certificate Account                                                                             0.00
                                                                                                                    -------------

           Interest Remittance Amount                                                                                3,914,573.81

      Amount not Required to be deposited                                                                                    0.00

           Total available in the Certificate Account                                                               24,936,683.88

II    Distributions                                                             Per $ 1,000                         Amount
                                                                                -----------                       -----------
1.    Aggregate Class AF -1A Distribution                                        0.00000000                               0.00

2.    Aggregate Class AF-1B Distribution                                         0.00000000                               0.00

3.    Aggregate Class A-2 Distribution                                          139.19877809                      9,427,933.24

4.    Aggregate Class A-3 Distribution                                          51.51057880                       3,533,110.60

5.    Aggregate Class A-4 Distribution                                           4.97500000                         249,695.25

6.    Aggregate Class A-5 Distribution                                           5.59166677                         174,515.92

7.    Aggregate Class A-6 Distribution                                           5.16666674                         244,176.67

8.    Aggregate Class A-7 Distribution                                          28.76182067                       6,471,409.65

9.    Aggregate Class MF-1 Distribution                                          5.47500000                         195,293.25

10    Aggregate Class MF-2 Distribution                                          5.88333333                         198,209.50

11.   Aggregate Class BF Distribution                                            6.21666654                         160,141.33

12.   Aggregate Class AV Distribution                                           18.22221118                       3,134,766.99

13.   Aggregate Class MV-1 Distribution                                          1.46611136                          19,748.52

14.   Aggregate Class MV-2 Distribution                                          1.90916636                          20,771.73

15.   Aggregate Class BV Distribution                                            2.43277778                          26,492.95

16.   Aggregate Class X-IO Distribution                                          0.00000000                         693,386.41

17.   Aggregate Class R Distribution                                                                                      0.00

18.   Aggregate Master Servicer Distribution                                                                        387,031.87
                                                                                                                 -------------
                                                      Total Distributions =                                      24,936,683.88

III   Certificate Class Balances                                                           Factor %                    Amount
                                                                                       ---------------             ---------------
      Opening Senior Class A Certificate Balances as reported in prior Monthly
      Master Servicer Report for Group I Certificates:
                        (a)  Class AF-1A                                                  0.00000000%                        0.00
                        (b)  Class AF-1B                                                  0.00000000%                        0.00
                        (c)  Class A-2                                                   13.86706740%                9,392,164.75
                        (d)  Class A-3                                                  100.00000000%               68,590,000.00
                        (e)  Class A-4                                                  100.00000000%               50,190,000.00
                        (f)  Class A-5                                                  100.00000000%               31,210,000.00
                        (g)  Class A-6                                                  100.00000000%               47,260,000.00
                        (h)  Class A-7                                                   43.73128208%               98,395,384.69
                                                                                                                   --------------
                                                                                                                   305,037,549.44
      Opening Subordinated Class MF & BF Certificate Balances as reported in prior Monthly Master Servicer Report for Group I Certificates:
                        (a)  Class MF-1                                                 100.00000000%               35,670,000.00
                        (b)  Class MF-2                                                 100.00000000%               33,690,000.00
                        (c)  Class BF                                                   100.00000000%               25,760,000.00
                                                                                                                   --------------
                                                                                                                    95,120,000.00
      Opening Senior Class AV Certificate Balances as reported in prior Monthly
      Master Servicer Report for Group II Certificates:
                        (a)  Class AV                                                    37.99535111%               65,363,402.52

      Opening Subordinated Class MV & BV Certificate Balances as reported in prior Monthly Master Servicer Report for Group II Certificates:
                        (b)  Class MV-1                                                 100.00000000%               13,470,000.00
                        (c)  Class MV-2                                                 100.00000000%               10,880,000.00
                        (d)  Class BV                                                   100.00000000%               10,890,000.00
                                                                                                                   --------------
                                                                                                                   100,603,402.52

IV    Principal Distribution Amount

1(a). Basic Principal Amount                                                                     No.                   Amount
                                                                                                 ----               -------------
                        (a)  Stated principal collected                                                              1,210,484.79
                        (b)  Principal Prepayments                                               217                19,623,678.70
                        (c)  Liquidation Proceeds                                                                      187,946.57
                        (d)  Repurchased Mortgage Loans                                            0                         0.00
                        (e)  Substitution Adjustment related to Principal                                                    0.00
                        (f)  Recoveries on previously Liquidated Mortgages
                             with respect to Principal                                                                       0.00
                                                                                                                    -------------

                                                                Total Basic Principal                               21,022,110.06

1(b). Subordination Increase Amount                                                                                    678,449.83
                                                                                                                    -------------
                                                                Total Principal Distribution                        21,700,559.89

2(a). Class AF Principal Distribution Amount for Group I Certificates:
                                                                                         Per $ 1,000
                                                                                         -----------
                        1.  Class AF-1A                                                   0.00000000                         0.00
                        2.  Class AF-1B                                                   0.00000000                         0.00
                        3.  Class A-2                                                    138.67067400                9,392,164.75
                        4.  Class A-3                                                    47.18557880                 3,236,458.85
                        5.  Class A-4                                                     0.00000000                         0.00
                        6.  Class A-5                                                     0.00000000                         0.00
                        7.  Class A-6
                              (a)  Class A-6 Lockout Percentage                                          0.00%
                              (b)  Class A-6 Lockout Distribution Amount                  0.00000000                         0.00
    7                   8.  Class A-7                                                    26.71738324                 6,011,411.23

2(b). Class MF & BF Principal Distribution Amount Group I Certificates:
                        1.  Class MF-1                                                    0.00000000                         0.00
                        2.  Class MF-2                                                    0.00000000                         0.00
                        3.  Class BF                                                      0.00000000                         0.00

2(c). Class AV Principal Distribution Amount Group II Certificates:
                        1.  Class AV                                                     17.79064733                 3,060,525.06

2(d). Class AV Principal Distribution Amount Group II Certificates:
                        1.  Class MV-1                                                    0.00000000                         0.00
                        2.  Class MV-2                                                    0.00000000                         0.00
                        3.  Class BV                                                      0.00000000                         0.00

2(e) Class M Applied Realized Loss for Group I Certificates:
                        1.  Class MF-1                                                    0.00000000                         0.00
                        2.  Class MF-2                                                    0.00000000                         0.00
                        3.  Class BF                                                      0.00000000                         0.00

2(f) Class B Applied Realized Loss for Group II Certificates:
                        1.  Class MV-1                                                    0.00000000                         0.00
                        2.  Class MV-2                                                    0.00000000                         0.00
                        3.  Class BV                                                      0.00000000                         0.00

                                                                                           Factor %                    Amount
                                                                                        --------------             --------------
      Ending Senior Class A Certificate Balances after distributions of principal in this Monthly Master Servicer Report for Group I Certificates:
                        (a)  Class AF-1A                                                  0.00000000%                        0.00
                        (b)  Class AF-1B                                                  0.00000000%                        0.00
                        (c)  Class A-2                                                    0.00000000%                        0.00
                        (d)  Class A-3                                                   95.28144212%               65,353,541.15
                        (e)  Class A-4                                                  100.00000000%               50,190,000.00
                        (f)  Class A-5                                                  100.00000000%               31,210,000.00
                        (g)  Class A-6                                                  100.00000000%               47,260,000.00
                        (h)  Class A-7                                                   41.05954376%               92,383,973.46
                                                                                                                   --------------
                                                                                                                   286,397,514.61

      Ending Subordinated Class MF & BF Certificate Balances after distributions of principal in this Monthly Master Servicer Report Group I Certificates:
                        (a)  Class MF-1                                                 100.00000000%               35,670,000.00
                        (b)  Class MF-2                                                 100.00000000%               33,690,000.00
                        (c)  Class BF                                                   100.00000000%               25,760,000.00
                                                                                                                   --------------
                                                                                                                    95,120,000.00

      Ending Senior Class AV Certificate Balances after distributions of principal in this Monthly Master Servicer Report for Group II
      Certificates:
                        (a)  Class AV                                                    36.21628638%               62,302,877.46

      Ending Subordinated Class MV & BV Certificate Balances after distributions of principal in this Monthly Master Servicer Report for Group II
      Certificates:
                        (b)  Class MV-1                                                 100.00000000%               13,470,000.00
                        (c)  Class MV-2                                                 100.00000000%               10,880,000.00
                        (d)  Class BV                                                   100.00000000%               10,890,000.00
                                                                                                                   --------------
                                                                                                                    97,542,877.46

V     Interest Distribution Amount

      Fixed Rate Certificates

         (b)  Fixed Rate Certificates applicable Pass-Through Rate
                  1. Class AF-1A                                        1.26000%
                  2. Class AF-1B                                        3.48300%
                  3. Class A-2                                          4.57000%
                  4. Class A-3                                          5.19000%
                  5. Class A-4                                          5.97000%
                  6. Class A-5                                          6.71000%
                  7. Class A-6                                          6.20000%
                  8. Class A-7                                          5.61000%
                  9. Class MF-1                                         6.57000%
                 10. Class MF-2                                         7.06000%
                 11. Class BF                                           7.46000%

      Variable Rate Certificates

         (b)  LIBOR Rate                                                1.12000%
                  1. Class AV                                           1.41000%
                  2. Class MV-1                                         1.82000%
                  3. Class MV-2                                         2.37000%
                  4. Class BV                                           3.02000%


      INTEREST REMITTANCE AMOUNT
         1.  Interest collected on Mortgage Loans                  4,076,741.40
         2.  Interest advanced on Mortgage Loans                    -167,451.99
         3.  Compensating Interest on Mortgage Loans                   4,808.50
         4.  Substitution Adjustment interest                              0.00
         5.  Purchase Price interest on repurchased accounts               0.00
         6.  Liquidation Proceeds interest portion                         0.00
         7.  Recoveries on previously Liquidated Mortgages
             with respect to Interest                                    475.90
                     TOTAL INTEREST REMITTANCE AMOUNT                                                                3,914,573.81

      Current Interest Requirement

                  1. Class AF-1A  @ applicable Pass-Through Rate                                                             0.00
                  2. Class AF-1B @ applicable Pass-Through Rate                                                              0.00
                  3. Class A-2 @ applicable Pass-Through Rate                                                           35,768.49
                  4. Class A-3 @ applicable Pass-Through Rate                                                          296,651.75
                  5. Class A-4 @ applicable Pass-Through Rate                                                          249,695.25
                  6. Class A-5 @ applicable Pass-Through Rate                                                          174,515.92
                  7. Class A-6 @ applicable Pass-Through Rate                                                          244,176.67
                  8. Class A-7 @ applicable Pass-Through Rate                                                          459,998.42
                  9. Class MF-1 @ applicable Pass-Through Rate                                                         195,293.25
                 10. Class MF-2 @ applicable Pass-Through Rate                                                         198,209.50
                 11. Class BF @ applicable Pass-Through Rate                                                           160,141.33
                 12. Class AV @ applicable Pass-Through Rate                                                            74,241.93
                 13. Class MV-1 @ applicable Pass-Through Rate                                                          19,748.52
                 14. Class MV-2 @ applicable Pass-Through Rate                                                          20,771.73
                 15. Class BV  @ applicable Pass-Through Rate                                                           26,492.95

      Interest Carry Forward Amount

                  1. Class AF-1A                                                                                             0.00
                  2. Class AF-1B                                                                                             0.00
                  3. Class A-2                                                                                               0.00
                  4. Class A-3                                                                                               0.00
                  5. Class A-4                                                                                               0.00
                  6. Class A-5                                                                                               0.00
                  7. Class A-6                                                                                               0.00
                  8. Class A-7                                                                                               0.00
                  9. Class MF-1                                                                                              0.00
                 10. Class MF-2                                                                                              0.00
                 11. Class BF                                                                                                0.00
                 12. Class AV                                                                                                0.00
                 13. Class MV-1                                                                                              0.00
                 14. Class MV-2                                                                                              0.00
                 15. Class BV                                                                                                0.00
                 16. Class X-IO                                                                                              0.00

      Certificates Interest Distribution Amount
                                                                    Per $ 1,000
                                                                    -----------
                  1. Class AF-1A                                     0.00000000                                              0.00
                  2. Class AF-1B                                     0.00000000                                              0.00
                  3. Class A-2                                       0.52810409                                         35,768.49
                  4. Class A-3                                       4.32500000                                        296,651.75
                  5. Class A-4                                       4.97500000                                        249,695.25
                  6. Class A-5                                       5.59166677                                        174,515.92
                  7. Class A-6                                       5.16666674                                        244,176.67
                  8. Class A-7                                       2.04443742                                        459,998.42
                  9. Class MF-1                                      5.47500000                                        195,293.25
                 10. Class MF-2                                      5.88333333                                        198,209.50
                 11. Class BF                                        6.21666654                                        160,141.33
                 12. Class AV                                        0.43156386                                         74,241.93
                 13. Class MV-1                                      1.46611136                                         19,748.52
                 14. Class MV-2                                      1.90916636                                         20,771.73
                 15. Class BV                                        2.43277778                                         26,492.95
                                                                                                                     ------------
                                                                                                                     2,155,705.71

VI    Credit Enhancement Information
                                                                                Group I               Group II             Total
                 (a) Senior Enhancement Percentage                                   27.52%                 40.67%            68.19%

                 (b) Overcollateralization Amount:

                       1. Opening Overcollateralization Amount               12,683,784.02           7,461,499.72     20,145,283.74
                       2. Ending Overcollateralization Amount                12,683,784.02           7,461,499.72     20,145,283.74
                       3. Targeted Overcollateralization Amount              12,683,784.02           7,461,499.72     20,145,283.74
                       4. Subordination Deficiency                                    0.00                   0.00              0.00
                       5. Overcollateralization Release Amount                        0.00                   0.00              0.00

VII   Trigger Information
             1.  (a) 60+ Delinquency Percentage                                      11.76%                 15.98%
                 (b) Delinquency Event in effect (Group I > 50% or
                     Group II > 40% of Sr. Enhancement)                                 NO                     NO

             2.  (a) Cumulative Loss Percentage                                       0.57%                  0.40%
                 (b) Applicable Loss Percentage for current Distribution              2.25%                  3.25%
                 (c) Cumulative Loss Trigger Event in effect                            NO                     NO

VIII  Pool Information                                                                No.                           Amount
                                                                                     -----                      --------------
         (a) Closing Mortgage Loan Principal Balance:
                 1.  Fixed Rate                                                      5,919                      394,201,298.63
                 2.  Adjustable Rate                                                 1,187                      105,004,377.18

                         Total Closing Mortgage Loan Principal Balance:              7,106                      499,205,675.81

         (b)  Balloon Mortgage Loans
                 1.  Fixed Rate                                                        327                       22,106,940.71
                 2.  Adjustable Rate                                                     0                                0.00

                         Total Balloon Mortgage Loans:                                 327                       22,106,940.71

         (c) Weighted Average Mortgage Rate:
                 1. Fixed Rate                                                                                           9.866%
                 2. Adjustable Rate                                                                                      8.720%

                         Total Weighted Average Mortgage Rate                                                            9.625%

         (d) Weighted Average Net Mortgage Rate:
                 1. Fixed Rate                                                                                           9.344%
                 2. Adjustable Rate                                                                                      8.281%

         (e) Weighted Average Remaining Maturity:
                 1. Fixed Rate                                                                                          267.42
                 2. Adjustable Rate                                                                                     323.50

         (f) Weighted Average Original Maturity:
                 1. Fixed Rate                                                                                          313.11
                 2. Adjustable Rate                                                                                     358.68

IX    Delinquency Information                                                          No.            %             Amount
                                                                                      ----------------------------------------
      A. Fixed Rate Mortgage Loans:
         (a) Delinquent Contracts:
                 1. 31 - 59 Day Accounts                                               343          5.47%        21,571,946.54
                 2. 60 - 89 Day Accounts                                               126          2.27%         8,949,349.45
                 3. 90+  Day Accounts                                                  396          7.05%        27,783,972.86

         (b) Mortgage Loans - In Foreclosure                                           265          4.55%        17,922,878.59
         (c) REO Property Accounts                                                     172          3.26%        12,860,263.16

      B. Adjustable Rate Mortgage Loans:
         (a) Delinquent Contracts:
                 1. 31 - 59 Day Accounts                                               118          9.54%        10,014,988.80
                 2. 60 - 89 Day Accounts                                                26          2.08%         2,188,833.05
                 3. 90+  Day Accounts                                                  109         10.48%        11,001,551.40

         (b) Mortgage Loans - In Foreclosure                                            79          6.87%         7,218,296.95
         (c) REO Property Accounts                                                      47          3.77%         3,955,917.30

      C. Total For All Mortgage Loans (a) Delinquent Contracts:
                 1. 31 - 59 Day Accounts                                               461          6.33%        31,586,935.34
                 2. 60 - 89 Day Accounts                                               152          2.23%        11,138,182.50
                 3. 90+  Day Accounts                                                  505          7.77%        38,785,524.26

         (b) Mortgage Loans - In Foreclosure                                           344          5.04%        25,141,175.54
         (c) REO Property Accounts                                                     219          3.37%        16,816,180.46

X     Realized Losses                                                                  No.                           Amount
                                                                                      ----                        ------------
         1.  (a) Gross Realized Losses during the period                                17                          866,396.40

             (b) Realized Losses during the period
                      1. Group I                                                                                    678,449.83
                      2. Group II                                                                                         0.00
                                                                                                                 -------------

                            Total                                                                                   678,449.83

             (c) Cumulative Gross Realized Losses                                      131                       11,227,343.16

             (d) Cumulative Realized Losses
                          1. Group I 4,520,390.29 2. Group II 831,448.22

                                         Total                                                                    5,351,838.51

             (e) Cumulative Applied Realized Losses

                           i. Class B-4                                                                                   0.00
                          ii. Class B-3                                                                                   0.00
                         iii. Class B-2                                                                                   0.00
                          iv. Class B-1                                                                                   0.00
                           v. Class M-2                                                                                   0.00
                          vi. Class M-1                                                                                   0.00

XI    Miscellaneous Information

         1.   (a) Monthly Master Servicer Fee

                          i. Monthly Servicing Fee                                                                  217,044.27
                         ii. Mortgage Fees                                                                          162,711.91
                        iii. Mortgage Insurance Premium Reimbursement                                                 7,275.69
                         iv. Certificate Account Investment Earnings                                                      0.00

              (b) Amount of prior unpaid Master Servicing Fees paid with this distribution                                0.00

              (c) Total Master Servicing Fees paid with this distribution                                           387,031.87

              (d) Amount of unpaid Master Servicing Fees as of this distribution                                          0.00


      2.      (a) Opening Master Servicer Advance Balance                                                        12,521,656.64

              (b) Current Advance (exclusive of Compensating Interest)                                              615,442.79

              (c) Reimbursement of prior Master Servicer Advances                                                  (782,894.78)
                                                                                                                 -------------
              (d) Ending Master Servicer Advance Balance                                                         12,354,204.65

      3. Current period Compensating Interest                                                                         4,808.50

      4. (a) Stepdown Date in effect ?                                                                NO